UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011 (May 16, 2011)

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Spring Lane, Suite 300, PO Box 1990, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 16, 2011, NTELOS Wireline One Inc. (“Wireline”), a wholly-owned subsidiary of NTELOS Holdings Corp. (“NTELOS”), filed a registration statement on Form 10 (File No. 001-35180) (the “Form 10”) with the Securities and Exchange Commission (the “Commission”) in connection with the planned separation of the wireline business of NTELOS into an independent publicly traded company.

On May 17, 2011, NTELOS issued a press release announcing the filing of the Form 10 with the Commission. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Form 10 contains a preliminary information statement that includes information about Wireline as a standalone company, including, among other things, historical financial information for Wireline and management’s discussion and analysis of financial condition and results of operations. The preliminary information statement also includes a description of Wireline’s business and strategy and other legal and financial disclosures, including risk factors, capitalization and pro forma financial information. In addition, the preliminary information statement contains certain information relating to the mechanics of, and conditions to, a proposed spin-off of Wireline. The preliminary information statement is incomplete and subject to change. A copy of the Form 10 is available at the Commission’s website at www.sec.gov or at NTELOS’s website at http://ir.ntelos.com.

Consummation of the spin-off transaction is subject to final approval by the NTELOS board of directors. It also is subject to satisfaction of several conditions, including confirmation of the tax-free treatment, receipt of Nasdaq listing, Federal and state telecommunications regulatory approvals, and the effectiveness of the Form 10 with the Commission. There can be no assurance as to whether the separation transaction will ultimately occur, or, if one does occur, as to its terms or timing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by NTELOS Holdings Corp. dated May 17, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2011

NTELOS HOLDINGS CORP.

By:	/s/ Michael B. Moneymaker
Michael B. Moneymaker
Executive Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by NTELOS Holdings Corp. dated May 17, 2011

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